Basis of Preparation and Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2024
Basis of Preparation and Significant Accounting Policies [Abstract]
Schedule of Property, Plant and Equipment Useful Lives	Important components of property, plant and equipment that maintain different useful lives are considered separately. Land is not depreciated and assets categorised as being under construction are not depreciated until such time that they are in use. The following rates per annum are used:
Plant and machinery	3-10 years
Hydrogen production plant – internal	8-20 years
Office and other equipment	3-10 years
Leases	Lease term

Schedule of Estimated Useful Lives of Intangible Assets	Amortisation is provided using the straight-line method to write off cost to residual value over the estimated useful life of the individual asset. The following rates per annum are used:
Software	3 years
Completed development technology	3 years
Intellectual property	Indefinite useful life